Preferred and Common Stock	6 Months Ended
Jun. 30, 2017
Preferred and Common Stock [Abstract]
PREFERRED AND COMMON STOCK
NOTE 13: PREFERRED AND COMMON STOCK
Preferred Stock
On March 30, 2011, pursuant to an Exchange Agreement Navios Holdings exchanged 7,676,000 shares of Navios Acquisition's common stock it held for 1,000 non-voting Series C Convertible Preferred Stock of Navios Acquisition. Each holder of shares of Series C Convertible Preferred Stock shall be entitled at their option at any time, after March 31, 2013 to convert all or any of the outstanding shares of Series C Convertible Preferred Stock into a number of fully paid and non-assessable shares of Common Stock determined by multiplying each share of Series C Convertible Preferred Stock to be converted by 7,676, subject to certain limitations. Upon the declaration of a common stock dividend, the holders of the Series C Convertible Preferred Stock are entitled to receive dividends on the Series C Convertible Preferred Stock in an amount equal to the amount that would have been received in the number of shares of Common Stock into which the Shares of Series C Convertible Preferred Stock held by each holder thereof could be converted. For the purpose of calculating earnings / (loss) per share this preferred stock is treated as in-substance common stock and is allocated income / (losses) and considered in the diluted calculation.
On September 17, 2010, Navios Acquisition issued 3,000 shares of the Company's authorized Series A Convertible Preferred Stock to an independent third party as a consideration for certain consulting and advisory fees related to the VLCC acquisition. The preferred stock has no voting rights, is only convertible into shares of common stock and does not participate in dividends until such time as the shares are converted into common stock. The Series A shares of preferred stock were fully converted to common stock that was issued on March 11, 2016.
On March 11, 2016, 1,200,000 shares of common stock were issued as a result of the conversion of 3,000 shares of Series A Convertible Preferred Stock.
As of June 30, 2017, the Company was authorized to issue 10,000,000 shares of $0.0001 par value preferred stock including these already issued with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.
As of June 30, 2017 and December 31, 2016 the Company's issued and outstanding preferred stock consisted of the 1,000 Series C Convertible Preferred Stock.
Common Stock and puttable common stock
As of June 30, 2017 and December 31, 2016, the following shares of puttable common stock were outstanding:

	Puttable Common Stock
	Number of common shares	Amount
Balance at December 31, 2015	650,000	$6,500
Redemption of 400,000 shares of puttable common stock	(400,000)	(4,000)

Balance at December 31, 2016	250,000	$2,500
Redemption of 175,000 shares of puttable common stock	(175,000)	(1,750)

Balance at June 30, 2017	75,000	$750

Pursuant to an Exchange Agreement entered into on March 30, 2011, Navios Holdings exchanged 7,676,000 shares of Navios Acquisition's common stock it held for 1,000 non-voting shares of Series C Convertible Preferred Stock of Navios Acquisition.
Under the share repurchase program, for up to $50,000, approved and authorized by the Board of Directors, Navios Acquisition has repurchased 2,704,752 shares for a total cost of approximately $9,904, as of December 31, 2015. The share repurchase program expired in December 2016.
On January 6, 2016, Navios Acquisition redeemed, through the holder's put option, 100,000 shares of puttable common stock and paid cash of $1,000 to the holder upon redemption.
On March 11, 2016, 1,200,000 shares of common stock were issued as a result of the conversion of 3,000 shares of Series A Convertible Preferred Stock.
On April 1, 2016, Navios Acquisition redeemed, through the holder's put option, 100,000 shares of puttable common stock and paid cash of $1,000 to the holder upon redemption.
On July 1, 2016, Navios Acquisition redeemed, through the holder's put option, 100,000 shares of puttable common stock and paid cash of $1,000 to the holder upon redemption.
On October 3, 2016, Navios Acquisition redeemed, through the holder's put option, 100,000 shares of puttable common stock and paid cash of $1,000 to the holder upon redemption.
On January 17, 2017, Navios Acquisition redeemed, through the holder's put option, 100,000 shares of puttable common stock and paid cash of $1,000 to the holder upon redemption.
On May 8, 2017, Navios Acquisition redeemed, through the holder's put option, 75,000 shares of puttable common stock and paid cash of $750 to the holder upon redemption.
As of June 30, 2017, the Company was authorized to issue 250,000,000 shares of $0.0001 par value common stock of which 150,407,990 were issued and outstanding.
Stock based compensation
In October 2013, Navios Acquisition authorized and issued to its directors in the aggregate of 2,100,000 restricted shares of common stock and options to purchase 1,500,000 shares of common stock having an exercise price of $3.91 per share and an expiration term of 10 years. These awards of restricted common stock and stock options are based on service conditions only and vest ratably over a period of three years (33.33% each year). The holders of restricted stock are entitled to dividends paid on the same schedule as paid to the common stockholders of the company. The fair value of restricted stock was determined by reference to the quoted stock price on the date of grant of $3.99 per share (or total fair value of $8,379).
The fair value of stock option grants was determined with reference to the option pricing model, and principally adjusted Black-Scholes models, using historical volatility, historical dividend yield, zero forfeiture rate, risk free rate equal to 10-year U.S. treasury bond and the simplified method for determining the expected option term since the Company did not have sufficient historical exercise data upon which to have a reasonable basis to estimate the expected option term. The fair value of stock options was calculated at $0.79 per option (or $1,188). Compensation expense is recognized based on a graded expense model over the vesting period of three years from the date of the grant.
The effect of compensation expense arising from the stock-based arrangements described above amounted to $0 and $264, for the three month periods ended June 30, 2017 and 2016, respectively, and was reflected in general and administrative expenses on the statements of operations. The recognized compensation expense was presented as an adjustment to reconcile net income to net cash provided by operating activities on the statements of cash flows. For the six month period ended June 30, 2017 and 2016, the effect of compensation expense arising from the stock-based arrangements described above amounted to $0 and $528, respectively.
There were no restricted stock or stock options exercised, forfeited or expired during the three and six month periods ended June 30, 2017.
On October 24, 2016, 2015 and 2014, 700,005, 700,001 and 699,994 shares of restricted stock, respectively, were vested. Accordingly, there were no unvested restricted shares outstanding as of June 30, 2017 and as of December 31, 2016.

On each of October 24, 2016, 2015 and 2014, 500,000 stock options were vested. Accordingly, there were no unvested stock options outstanding and non-vested as of June 30, 2017 and as of December 31, 2016.
The weighted average contractual life of stock options outstanding as of June 30, 2017 was 6.3 years.